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Supplement to the currently  effective  Statement of Additional  Information and all currently effective Supplements thereto for the following fund:

Scudder RREEF Real Estate Securities Fund

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The following supplements the 'Investment Policies and Techniques' section.

Real Estate Investment Trusts

The Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts and real estate companies. A company is considered to be a real estate company if, in the opinion of the Advisor, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITS, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.




               Please Retain This Supplement for Future Reference